Related Party Transactions	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Related Party Transactions
Note 18 - Related Party Transactions
The aggregate value of transactions and outstanding balances relating to key management personnel and directors for the years ended December 31, 2025 and 2024 was as follows:

	For the year ended December 31,
	2025	2024

Salaries, fees, benefits and professional fees	$3,602	$1,721
Share-based compensation	1,700	911
Total	$5,302	$2,632
During the year ended December 31, 2025, the Company received $100.0 million in private placement proceeds from Tether Investments S.A. de C.V. (Note 14). The Company also holds $1.1 million in Tether Gold XAU₮ cryptocurrency tokens. As at December 31, 2025 a net $0.1 million was due to related parties (2024: due from of $0.4 million).